EXHIBIT 23.1


                          Independent Auditors' Consent



         The Board of Directors and Stockholders
         Mercantile Bancorporation Inc.:


         We consent to the use of our reports incorporated herein by reference in the Form S-8 Registration Statement No. 333-27431.








                                        /s/  KPMG Peat Marwick LLP

         St. Louis, Missouri
         July 31, 1997